UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2019
 _______________________
UNIVEST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
14 North Main Street, Souderton, Pennsylvania 18964
(Address of principal executive office)(Zip Code)
Registrant’s telephone number, including area code (215) 721-2400
Not applicable
(Former name or former address, if changed since last report)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, $5 par value	UVSP	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02	Results of Operations and Financial Condition
On October 23, 2019, Univest Financial Corporation (the “Corporation”), parent company of Univest Bank and Trust Co., issued a press release reporting 2019 third quarter earnings. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
Effective January 1, 2020, the Corporation appointed Suzanne Keenan to serve as an alternate director of the Corporation with a term expiring at the 2020 annual shareholders meeting.

Ms. Keenan is currently a member of the Board of Trustees of North American Electric Reliability Corporation (NERC), a member of SAP Independent Executive Advisory Council, and a member of Rocket Wagon’s Advisory Council. She has previously held the positions of Chief Information Officer and Senior Vice President of Wawa, Inc., and has also held management positions at Comcast Cable and PECO Energy Company. Ms. Keenan holds a Bachelor of Science Degree in Nuclear Engineering from Penn State University, and a Masters Degree in Health Physics from the University of Pittsburgh.

Item 9.01	Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits

Exhibit No.	Description of Document

99.1	Press release issued by Univest Financial Corporation on October 23, 2019

104	The cover page from the Corporation's Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Financial Corporation

By:	/s/ Brian J. Richardson
Name:	Brian J. Richardson
Title:	Executive Vice President,
Chief Financial Officer
October 23, 2019

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press release issued by Univest Financial Corporation on October 23, 2019

104	The cover page from the Corporation's Form 8-K, formatted in Inline XBRL